MORGAN KEEGAN SELECT FUND, INC.
                  REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

                        Supplement dated December 1, 2005
                                     to the
                        Prospectus dated November 1, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS FOR MORGAN KEEGAN SELECT FUND, INC. DATED NOVEMBER 1, 2005. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

Regions Morgan Keegan Select High Income Fund
---------------------------------------------

The first sentence that appears on page 16 of the Prospectus under the caption "Principal Investment Strategies" should be deleted in its entirety and replaced with the following sentence:

     Under normal circumstances, Regions Morgan Keegan Select High Income Fund ("High Income Fund") seeks to achieve its objectives by investing a majority of its assets in below investment grade debt securities (i.e., those securities rated Ba1 or lower by Moody's, BB+ or lower by S&P, BB+ or lower by Fitch Ratings, comparably rated by another NRSRO or not rated by any NRSRO but determined by the Adviser to be of comparable quality) that the Adviser believes offer attractive yield and capital appreciation potential.



















               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE